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EXHIBIT 23

CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

        As independent public accountants, we hereby consent to the incorporation by reference of our report dated January 31, 2002, included in this Form 10-K, into MGM MIRAGE's previously filed Registration Statements File Nos. 33-35023, 33-38616, 333-00187, 333-73155, 333-77061, 333-42729, 333-33200, 333-37350 and 333-50880.

ARTHUR ANDERSEN LLP

Las Vegas, Nevada
March 25, 2002

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  EXHIBIT 23
CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS